UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2025

PACS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42011	92-3144268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
262 N. University Ave.
Farmington, Utah 84025
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (801) 447-9829

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	PACS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
On May 29, 2025, PACS Group, Inc. (the “Company”) and its wholly-owned subsidiary, PACS Holdings, LLC (the “Borrower”), entered into an amendment (the “Amendment”) to the Amended and Restated Credit Agreement, dated December 7, 2023, with Truist Bank (the “Administrative Agent”) and the lenders party thereto (the “Lenders”).
The Amendment modifies the affirmative covenant requiring the Borrower to deliver audited annual financial statements to the Administrative Agent (for distribution to the Lenders) within 90 days of the end of a fiscal year. Pursuant to the Amendment, the Borrower must deliver audited financial statements for the fiscal year ended December 31, 2024 within 195 days after the end of such fiscal year, which delivery date may be further extended from time to time by written agreement (which may be by e-mail) with the Administrative Agent, provided that any such extension to a date later than 225 days after the end of such fiscal year requires the written agreement (which may be by e-mail) of certain Lenders.
The Amendment also modifies the financial covenants to require the Company and its subsidiaries to maintain unrestricted cash and certain permitted investments of at least $100.0 million until the Borrower has delivered to the Administrative Agent (for distribution to the Lenders) audited financial statements for the fiscal year ended December 31, 2024.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which will be filed as an exhibit to the Company's next filed Quarterly Report on Form 10-Q.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 8.01 Other Events.
As previously disclosed on Forms 12b-25 filed by the Company on November 15, 2024, April 1, 2025, and May 16, 2025, the Company provided notice that it was unable to timely file its Quarterly Report on Form 10-Q for the quarter ended September 30, 2024, Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2025 (collectively, the “Delinquent Filings”), respectively, due to an ongoing independent investigation by the Company’s independent Audit Committee.
In addition, as previously disclosed in the Company’s Current Report on Form 8-K filed on November 26, 2024, the Company received a notice of noncompliance (the “NYSE Notice”) from the New York Stock Exchange (“NYSE”) noting that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual, Annual and Quarterly Report Timely Filing Criteria due to the delayed filing of the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2024. In the NYSE Notice, the NYSE informed the Company that it had up to six months from November 19, 2024 to regain compliance with Section 802.01E of the NYSE Listed Company Manual, Annual and Quarterly Report Timely Filing Criteria.
Pursuant to Section 802.01E of the NYSE Listed Company Manual, Annual and Quarterly Report Timely Filing Criteria, the NYSE has discretion to grant the Company up to an additional six months to regain compliance. On May 20, 2025, the NYSE informed the Company that the NYSE’s Listings Operations Committee has agreed to provide the Company with an additional trading period through September 2, 2025, subject to reassessment on an ongoing basis. The NYSE informed the Company that the NYSE will monitor the Company and the Company’s progress towards filing the Delinquent Filings. The NYSE also informed the Company that the maximum 12-month cure period to complete all Delinquent Filings expires on November 19, 2025.
The Company intends to file the Delinquent Filings and regain compliance as soon as feasible and within the granted additional period. However, there can be no assurance that the Company will ultimately regain compliance with all applicable NYSE listing standards.
Cautionary Statement Regarding Forward-Looking Statements
This Current Report on Form 8-K contains “forward-looking statements.” These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “outlook,” “forecast,” “target,” “trend,” “plan,” “goal,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Statements concerning the Company’s future are forward-looking statements, and are based on management’s current expectations, assumptions and beliefs about the Company’s business, financial performance, operating results, the industry in which the Company operates and possible future events. These statements include, but are not limited to, statements regarding the Company’s expectations regarding the ongoing independent investigation by the independent Audit Committee and the timing of and its ability to file the Company’s Delinquent Filings. Forward-looking statements convey the Company’s expectations, intentions, or forecasts about future events, circumstances, results, or aspirations. Forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions, which may change over time and many of which are beyond the Company’s control, and that could cause the Company’s actual results to materially and adversely differ from those expressed in any forward-looking statement, including the outcome of any ongoing government or internal investigations, risks associated with litigation, and the other risks described in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2024 and other filings with the Securities and Exchange Commission. These forward-looking statements are made as of the date of this Current Report on Form 8-K, and the Company does not undertake an obligation to update these forward-looking statements after such date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACS GROUP, INC.

Date: June 2, 2025	By:	/s/ Derick Apt
Derick Apt
Chief Financial Officer